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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 16, 2003

                             AVONDALE INCORPORATED
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             (Exact name of registrant as specified in its charter)

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
        GEORGIA                          33-68412                               58-0477150
(State of incorporation)         (Commission File Number)         (IRS Employer Identification No.)
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      506 SOUTH BROAD STREET
          MONROE, GEORGIA                                              30655
(Address of principal executive offices)                             (Zip code)

       Registrant's telephone number, including area code: (770) 267-2226

                                 Not Applicable
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         (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Text of Press Release of Avondale Incorporated, dated October 16, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 16, 2003, Avondale Incorporated (the "Company") issued a press release containing information about the Company's results of operations for its fiscal year ended August 29, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 16, 2003                     AVONDALE INCORPORATED



                                           By: /s/Jack R. Altherr, Jr.
                                              ---------------------------------
                                              Jack R. Altherr, Jr.
                                              Vice Chairman and
                                              Chief Financial Officer


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                               INDEX TO EXHIBITS

Exhibit Number and Description

99.1     Text of Press Release of Avondale Incorporated, dated October 16,
         2003.


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